FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of

                   the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  November 16, 2005



                                VoIP, Inc.
                     -------------------------------
           (Exact Name of Registrant as Specified in Charter)

          Texas                     000-28985            75-2785941
----------------------------      ------------      -------------------
(State of Incorporation)          (Commission          (IRS Employer
                                   File No.)        Identification No.)

     12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
     --------------------------------------------------------------
      (Address of principal executive offices, including zip code)


                              (954) 434-2000
                         ------------------------
       (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12 under the
               Exchange Act (17 CFR 240.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.03 Unregistered Sale of Securities
          -------------------------------

     On November 16, 2005, Registrant issued Class C Warrants to purchase 850,000 shares of Common Stock at an exercise price of $1.60 per share to Cross Country Capital Partners, L.P. Such Warrants were issued pursuant to an amendment (the "Amendment") to a Subscription Agreement dated
August 26, 2005 (the "Agreement"), as consideration for waiving a default in the filing of a registration statement to register the shares issued under the Agreement. In addition, on the same date Cross Country Capital Partners, L.P. purchased 2,250,000 shares of Common Stock from Steven
Ivester, the Company's founder, for cash of $2,000,000 payable $1,200,000 at signing and $800,000 on December 20, 2005. Mr. Ivester has agreed to loan the proceeds of such sale to the Company for a period until its next financing of more than $5 million or 12 months, plus 3.75% annual interest. Under the Amendment, the Shares and Warrant Shares issued under the Agreement, the shares issued upon the exercise of the Class C Warrants issued pursuant to the Amendment, and the shares purchased from Mr. Ivester will be registered under a resale Registration Statement to be filed on or before January 17, 2006.

     Copies of the transaction documents are filed as exhibits.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------


     10.1   -    Amendment Subscription Agreement
     10.2   -    Class C Warrant
     10.3   -    Stock Purchase Agreement with Steven Ivester
     10.4   -    Promissory Note to Steven Ivester




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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 22, 2005                VoIP, INC.
                                        (Registrant)



                                        By:  /s/  DAVID W. SASNETT
                                           ---------------------------------
                                               David W. Sasnett
                                               Chief Financial Officer


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                          EXHIBIT INDEX



Exhibit #

     10.1   -    Amendment Subscription Agreement
     10.2   -    Class C Warrant
     10.3   -    Stock Purchase Agreement with Steven Ivester
     10.4   -    Promissory Note to Steven Ivester